Exhibit 99.1

LETTER OF TRANSMITTAL

CONVERGYS CORPORATION

OFFER TO EXCHANGE
UP TO $125,000,000 AGGREGATE PRINCIPAL AMOUNT OF
5.75% JUNIOR SUBORDINATED CONVERTIBLE
DEBENTURES DUE 2029 (“2029 DEBENTURES”)
FOR UP TO $122,549,019 AGGREGATE PRINCIPAL AMOUNT OF
OUR OUTSTANDING 4.875% SENIOR NOTES DUE 2009 (“2009 SENIOR NOTES”)
(CUSIP NO. 212485 AD8)

Pursuant to the Preliminary Prospectus Dated September 9, 2009

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 6, 2009, UNLESS EXTENDED OR EARLIER TERMINATED BY US (SUCH DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING 2009 SENIOR NOTES BY ATOP (AS HEREINAFTER DEFINED). TENDERED 2009 SENIOR NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

By Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Hand:	By Facsimile Transmission:
U.S. Bank National Association 60 Livingston Ave Attention Specialized Finance St. Paul, MN 55107	U.S. Bank National Association 60 Livingston Ave 1st floor — Bond drop window St. Paul, MN 55107	(651) 495-8097 Attention Specialized Finance Confirm by Telephone: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF 2009 SENIOR NOTES.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus (as defined below).

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

QUESTIONS AND REQUESTS FOR ASSISTANCE RELATING TO THE PROCEDURES FOR TENDERING 2009 SENIOR NOTES AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL, THE FORM OF NOTICE OF GUARANTEED DELIVERY AND/OR THE FORM OF NOTICE OF WITHDRAWAL MAY BE DIRECTED TO THE INFORMATION AGENT AT ITS ADDRESS AND TELEPHONE NUMBERS ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for tendering 2009 Senior Notes” in the Prospectus and an Agent’s Message (as defined below) is not delivered. Book-entry confirmation of a book-entry transfer of 2009 Senior Notes (as defined herein) into the Exchange Agent’s accounts at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent’s Message in lieu thereof, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer (as defined below), or, in the case of guaranteed delivery, no later than three New York Stock Exchange trading days after the Expiration Date. The term “book-entry confirmation” means a confirmation of a book-entry transfer of 2009 Senior Notes into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the terms of, and to make all of the representations contained in, this Letter of Transmittal and that Convergys Corporation may enforce this Letter of Transmittal against such participant.

Holders (as defined in Instruction 2 below) of 2009 Senior Notes who wish to participate in the Exchange Offer and who cannot complete the procedures for book-entry transfer on a timely basis must tender their 2009 Senior Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed delivery procedures.”

If you hold your 2009 Senior Notes through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender 2009 Senior Notes on your behalf. You should keep in mind that your intermediary may require you to take action with respect to the Exchange Offer a number of days before the Expiration Date in order for such entity to tender 2009 Senior Notes on your behalf on or prior to the Expiration Date in accordance with the terms of the Exchange Offer.

Holders who wish to tender their 2009 Senior Notes using this Letter of Transmittal must complete the section below entitled “Method of Delivery” and complete the box below entitled “Description of 2009 Senior Notes Tendered” and sign in the appropriate box below.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF 2009 SENIOR NOTES TENDERED

	DTC Account	Principal Amount	Principal Amount
Name(s) and Addresses of Holder(s)	Number	Represented	Tendered*
2009 Senior Notes

* 2009 Senior Notes may be tendered in whole or in part in integral multiples of $1,000. Unless otherwise indicated in the column labeled “Principal Amount Tendered,” a holder will be deemed to have tendered all 2009 Senior Notes represented by the 2009 Senior Notes indicated in the column “Principal Amount Represented.” See Instruction 4.

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED 2009 SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED 2009 SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Institution that Guaranteed Delivery:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Convergys Corporation, an Ohio corporation (the “Company”), the above described principal amount of 2009 Senior Notes in exchange for $1,020 principal amount of 2029 Debentures for each $1,000 principal amount of 2009 Senior Notes (such consideration, the “Exchange Offer Consideration”) receipt of which is hereby acknowledged, upon the terms and subject to the conditions set forth in the Preliminary Prospectus dated September 9, 2009 (as the same may be amended or supplemented from time to time, the “Prospectus”) and in this Letter of Transmittal (which, together with the Prospectus, we refer to as the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the 2009 Senior Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such 2009 Senior Notes as are being tendered herewith, waives any and all other rights with respect to the 2009 Senior Notes, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, the 2009 Senior Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional interest with respect to the 2009 Senior Notes (other than any accrued and unpaid interest up to, but excluding, the date of settlement of the Exchange Offer) or to participate in any redemption or repurchase of the 2009 Senior Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered 2009 Senior Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver 2009 Senior Notes to the Company, or transfer ownership of such 2009 Senior Notes on the account books maintained at DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Offer Consideration to be paid in exchange for such 2009 Senior Notes, (ii) present such 2009 Senior Notes for transfer, and to transfer the 2009 Senior Notes on the books of trustees for the securities and the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such 2009 Senior Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the 2009 Senior Notes tendered hereby and that when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the 2009 Senior Notes tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned also represents and warrants that the undersigned is not the Company’s “affiliate” (as defined below). The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the 2009 Senior Notes tendered hereby. The undersigned acknowledges receipt of the Prospectus and this Letter of Transmittal and has read and agrees to all of the terms of the Exchange Offer.

As used herein, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The name(s) and address(es) of the Holder(s) of the 2009 Senior Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the account books maintained at DTC.

The 2009 Senior Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

The undersigned understands and acknowledges that the Exchange Offer will expire at midnight, New York City time, on the Expiration Date. In addition, the undersigned understands and acknowledges that, in order to receive the 2029 Debentures offered in exchange for the 2009 Senior Notes, the undersigned must have validly tendered (and not validly withdrawn) 2009 Senior Notes prior to midnight, New York City time on the Expiration Date.

The undersigned understands that tenders of 2009 Senior Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for tendering 2009 Senior Notes” in the Prospectus and in the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered 2009 Senior Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The Exchange Offer is subject to the conditions set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (some of which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to accept for exchange any of the outstanding 2009 Senior Notes tendered by this Letter of Transmittal and, in such event, the outstanding 2009 Senior Notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, if any tendered 2009 Senior Notes are not exchanged pursuant to the Exchange Offer for any reason, such 2009 Senior Notes will be promptly returned to the tendering Holder(s) or credited to such Holder(s)’ DTC account(s), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered 2009 Senior Notes, or defectively tendered 2009 Senior Notes with respect to which the Company has waived such defect, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that the delivery and surrender of the 2009 Senior Notes is not effective, and the risk of loss of the 2009 Senior Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) timely confirmation of a book-entry transfer of such 2009 Senior Notes into the Exchange Agent’s applicable account at DTC pursuant to the procedures set forth in the Prospectus, (2) a properly transmitted Agent’s Message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of 2009 Senior Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity (if an individual) or dissolution (if an entity) of the undersigned and any representation, warranty, undertaking and obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL HOLDERS OF 2009 SENIOR NOTES)

This Letter of Transmittal must be signed by the Holder(s) of 2009 Senior Notes exactly as their name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted herewith). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide their full title below under “capacity” and submit evidence satisfactory to the Company of such person’s authority to act and see Instruction 2 below.

If the signature appearing below is not of the record holder(s) of the 2009 Senior Notes, then the record holder(s) must sign a valid bond power.

X

X
(Signature(s) of Holder(s) or Authorized Signatory)

DATE:  , 2009

NAME(S):
(Please Print)

CAPACITY:

ADDRESS:

(Including Zip Code)

TELEPHONE NUMBER WITH AREA CODE:

Please Complete Substitute Form W-9 Herein

SIGNATURE GUARANTEE
(SEE INSTRUCTION 2 BELOW)

X
(Signature(s) of Holder(s) or Authorized Signatory)

DATE:  , 2009

NAME:
(Please Print)

TITLE:

NAME OF FIRM:

ADDRESS:

(Including Zip Code)

TELEPHONE NUMBER WITH AREA CODE:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if the Exchange Offer Consideration or 2009 Senior Notes not tendered or not accepted for exchange is to be issued in the name of someone other than the registered holder of the 2009 Senior Notes whose name(s) appear(s) above.

ISSUE: ☐	Returned 2009 Senior Notes to:

☐	Exchange Offer Consideration to: (check as applicable)

Name
(Please Print)

Address

(Include Zip Code)

Tax Identification or Social Security Number

Please Complete Substitute Form W-9 Herein

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the Exchange Offer Consideration or 2009 Senior Notes not tendered or not accepted for exchange is to be sent to someone other than the registered holder of the 2009 Senior Notes whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

ISSUE: ☐	Returned 2009 Senior Notes to:

☐	Exchange Offer Consideration to: (check as applicable)

Name
(Please Print)

Address

(Include Zip Code)

DTC Account Number

Tax Identification or Social Security Number

Please Complete Substitute Form W-9 Herein

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Book-Entry Confirmations; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Book-entry transfer” in the Prospectus and an Agent’s Message is not delivered. Timely confirmation of a book-entry transfer of such 2009 Senior Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent’s Message in lieu of a Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to midnight, New York City time, on the Expiration Date, or, in the case of guaranteed delivery, no later than three New York Stock Exchange trading days after the Expiration Date. 2009 Senior Notes may be tendered in whole or in part in integral multiples of $1,000.

Holders who wish to tender their 2009 Senior Notes and who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their 2009 Senior Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer — Guaranteed delivery procedures.” Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a validly completed and duly executed Notice of Guaranteed Delivery, in the form made available by the Company, must be received by the Exchange Agent prior to midnight, New York City time, on the Expiration Date; and (iii) a Book-Entry Confirmation representing all tendered 2009 Senior Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, or a properly transmitted Agent’s Message in lieu of a Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under “The Exchange Offer — Guaranteed delivery procedures.”

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For 2009 Senior Notes to be validly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to midnight, New York City time, on the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or governmental securities dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association, with membership in an approved signature medallion guarantee program, that is a participant in a Securities Transfer Association, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures.  No signature guarantee on this Letter of Transmittal is required if:

•	this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner (the “Holder”)) of 2009 Senior Notes tendered herewith, unless such Holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	such of the 2009 Senior Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space.  If the space provided in the box captioned “Description of 2009 Senior Notes” is inadequate, the principal amount of 2009 Senior Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights.  Tenders of 2009 Senior Notes will be accepted only in integral multiples of $1,000. If less than all the 2009 Senior Notes listed under the “Principal Amount Represented” in the box entitled “Description of 2009 Senior Notes” are to be tendered, fill in the principal amount of 2009 Senior Notes that is to be tendered in the column entitled “Principal Amount Tendered” in the box entitled “Descriptions of 2009 Senior Notes.” All 2009 Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of 2009 Senior Notes may be withdrawn at any time on or prior to midnight, New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal, a form of which is filed as an exhibit to the registration statement of which the Prospectus forms a part and which is available from the Information Agent upon request, or by a properly transmitted “Request Message” through ATOP, must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the 2009 Senior Notes to be withdrawn, the aggregate principal amount of 2009 Senior Notes to be withdrawn and the other information required to be included therein as provided in the Prospectus under “The Exchange Offer — Withdrawal rights.” If 2009 Senior Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Book-entry transfer,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of 2009 Senior Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of 2009 Senior Notes may not be rescinded. 2009 Senior Notes validly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to midnight, New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for tendering 2009 Senior Notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any 2009 Senior Notes which have been tendered but which are withdrawn will be returned to the Holder thereof promptly after withdrawal, without cost to such Holder.

5. Signatures on Letter of Transmittal, Assignments and Endorsements.  If this Letter of Transmittal is signed by the registered Holder(s) of the 2009 Senior Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever, or if this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing of the Holder of 2009 Senior Notes.

If any 2009 Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority to so act.

When this Letter of Transmittal is signed by the Holder(s) of the 2009 Senior Notes listed and transmitted hereby, no endorsement(s) of 2009 Senior Notes or separate bond power(s) is required unless 2029 Debentures are to be issued in the name of a person other than the Holder(s). Signatures on such bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the Holder(s) of the 2009 Senior Notes listed, the 2009 Senior Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates or on the security position listing, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the 2009 Senior Notes may require in accordance with the restrictions on transfer applicable to the 2009 Senior Notes. Signatures on such 2009 Senior Notes or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions.  If the Exchange Offer Consideration is to be issued in the name of a person other than the undersigned, or if the Exchange Offer Consideration is to be sent to someone other than the undersigned or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any 2009 Senior Notes not exchanged will be returned by book-entry transfer, by crediting the account indicated in the appropriate boxes above maintained at DTC. See Instruction 4.

7. Proration.  The Company will accept for exchange a maximum aggregate principal amount of 2009 Senior Notes validly tendered and not validly withdrawn (with adjustments downward to avoid the exchange of 2009 Senior Notes in a principal amount other than integral amounts of $1,000) on a pro rata basis, such that the aggregate principal amount of 2029 Debentures issued in the Exchange Offer does not exceed $125,000,000 (the “Maximum Issue Amount”). If the acceptance of the aggregate principal amount of 2009 Senior Notes validly tendered and not validly withdrawn would result in the aggregate principal amount of 2029 Debenture issued in the Exchange Offer exceeding the Maximum Issue Amount, and proration is therefore required, the Company will accept for exchange such 2009 Senior Notes on a pro rata basis. If proration of the 2009 Senior Notes is required, the Company will determine the applicable final proration factor as soon as practicable after the Expiration Date and will announce the results of proration by press release. The Company may be unable to announce the final proration factor until at least three New York Stock Exchange trading days after the Expiration Date to the extent that 2009 Senior Notes are tendered by notice of guaranteed delivery, which notices will not require the 2009 Senior Notes tendered thereby to be delivered until the third New York Stock Exchange trading day following the Expiration Date.

8. Irregularities.  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of 2009 Senior Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive certain of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer” or any conditions or irregularities in any tender of 2009 Senior Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of 2009 Senior Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent, the Dealer Managers, the Information Agent or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

9. Questions, Requests for Assistance and Additional Copies.  Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee. Questions and requests for information regarding the terms of the Exchange Offer should be directed to the Information Agent at its telephone numbers set forth on the back of this Letter of Transmittal.

10. Taxpayer Identification Number and Backup Withholding.  Under U.S. federal income tax law, a U.S. Holder (as defined in the Prospectus) or other U.S. payee whose tendered 2009 Senior Notes are accepted for exchange is required to (i) provide the Exchange Agent with such Holder’s (or such Holder’s assignee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 or (ii) establish another basis for exemption from backup withholding. For this purpose, a Holder’s assignee is also referred to as a “Holder.” A tendering U.S. Holder must cross out item (2) in the certification box (Part 3) on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering U.S. Holder to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding (currently 28%) on any payment made on account of the Exchange Offer (including interest). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

To prevent backup withholding, each U.S. Holder must provide the Exchange Agent with the Holder’s correct TIN by completing the Substitute Form W-9 accompanying this Letter of Transmittal, certifying, under penalty of perjury, that the TIN is correct, the Holder is not currently subject to backup withholding and the payee is a United States person.

The box in Part 1 of the Substitute Form W-9 may be checked if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is checked, the U.S. Holder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 1 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Company or the Exchange Agent will withhold a percentage (currently 28%) of all payments made prior to the time a properly certified TIN is provided to the Company or the Exchange Agent.

The Holder is required to give the Exchange Agent the TIN of the registered owner of the 2009 Senior Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the 2009 Senior Notes. If the 2009 Senior Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9 below, and check the box marked “exempt” in Part 2, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed Internal Revenue Service Form W-8 BEN, signed under penalties of perjury, attesting to that Holder’s exempt status. Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which Holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.

If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.

HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM BACKUP WITHHOLDING.

11. Waiver of Conditions.  The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus, other than the non-waivable conditions described in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer.”

12. Security Transfer Taxes.  Holders who tender their 2009 Senior Notes for exchange will not be required to pay transfer taxes with respect to the exchange of 2009 Senior Notes. If, however, the delivery of the 2029 Debentures and payment of accrued and unpaid interest and any other cash payment is being made to, or if 2009 Senior Notes not tendered or not accepted for payment are registered in the name of, any person other than the Holder of 2009 Senior Notes tendered thereby or 2009 Senior Notes are credited in the name of any person other than the person(s) signing the Letter of Transmittal; then delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering Holder.

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYER’S NAME: U.S. BANK NATIONAL ASSOCIATION
PAYEE INFORMATION
(Please print or type)

Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:	☐ Individual/Sole proprietor
☐ Corporation
☐ Partnership
☐ Limited Liability Company
☐ Other

Enter the tax classification (D = disregarded entity, C = corporation, P = partnership):

Address (Number, Street and Apt. or Suite No.)

City, State and Zip Code

PART 1: TAXPAYER IDENTIFICATION NUMBER (“TIN”)

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social Security Number:   -   -

Employer Identification number: -

☐	Applied For

PART 2: PAYEES EXEMPT FROM BACKUP WITHHOLDING

Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

☐	Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).

2.	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. person (including a United States resident alien).

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX
“APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 28%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the name and
SOCIAL SECURITY
For this type of account:		number of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC owned by an individual	The owner(3)

Give the name and
EMPLOYER IDENTIFICATION
For this type of account:		number of
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, or educational organization account	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number, If you are a sole proprietor, the IRS encourages you to use your Social Security Number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or by accessing the internet website of the Social Security Administration at www.ssa.gov. or the Internal Revenue Service and apply for a number.

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENT INCLUDES INTEREST, ALSO SIGN AND DATE THE FORM.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs — If the requester discloses of uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Exchange Agent for the Exchange Offer is:
U.S. Bank National Association

By Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Hand:	By Facsimile Transmission:
U.S. Bank National Association 60 Livingston Ave Attention Specialized Finance St. Paul, MN 55107	U.S. Bank National Association 60 Livingston Ave 1st floor — Bond drop window St. Paul, MN 55107	(651) 495-8097 Attention Specialized Finance Confirm by Telephone: (800) 934-6802

Any questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers as set forth below. Any requests for additional copies of the Prospectus, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:
D.F. King & Co.
48 Wall Street
New York, New York 10005
Banks and Brokers call: (212) 269-5550
Toll-Free: (800) 290-6427

The Manager for the Exchange Offer is:

J.P. Morgan Securities Inc.
383 Madison Avenue, 5th Floor
New York, NY 10179
(800) 261-5767